Exhibit 99.1
CRITEO S.A.
U.S. GAAP Consolidated Statement of Financial Position
(U.S. dollars in thousands)
(unaudited)

Year Ended December 31, 2014
Assets:
Current Assets:
Cash and cash equivalents	$351,827
Trade receivables, net of allowances	192,595
Deferred tax assets - current	—
Current tax assets	3,493
Other current assets	25,517
Total current assets	573,432
Property, plant and equipment	52,239
Intangible assets	12,821
Goodwill	27,856
Non-current financial assets	11,527
Deferred tax assets	8,635
Total non current assets	113,078
Total assets	$686,510

Liabilities and Stockholder's Equity:
Current Liabilities:
Trade payables	$164,579
Provisions	1,373
Current tax liabilities	9,676
Financial liabilities - current portion	9,520
Other current liabilities	77,362
Total current liabilities	262,510
Deferred tax liabilities	1,142
Retirement benefit obligation	1,243
Financial liabilities - non current portion	5,260
Total non-current liabilities	7,645
Total liabilities	270,155
Stockholder's Equity:
Common stock, €0.025 per share, 60,902,695 shares authorized, issued and outstanding at December 31, 2014	2,008
Additional paid-in capital	387,972
Accumulated other comprehensive income (loss)	(32,045)
Retained earnings	56,680
Equity - attributable to shareholders of Criteo SA	414,615
Non controlling interest	1,740
Total equity	416,355
Total equity and liabilities	$686,510

CRITEO S.A.
U.S. GAAP Consolidated Statement of Income
(U.S. dollars in thousands, except per share data)
(unaudited)

Year Ended December 31, 2014
Revenue	$988,249
Cost of revenue:
Traffic acquisition costs	(585,492)
Other cost of revenue	(47,948)
Gross Profit	354,809
Operating Expenses:
Research and development expenses	(60,075)
Sales and operations expenses	(176,927)
General and administrative expenses	(64,723)
Total operating expenses	(301,725)
Income from operations	53,084
Financial income	11,390
Income before taxes	64,474
Provision for income taxes	(17,578)
Net income	$46,896
Net income available to shareholders of Criteo SA	45,556
Net income available to non-controlling interests	1,340

Weighted average shares outstanding used in computing per share amounts
Basic	58,928,563
Diluted	63,493,260

Net income allocated to shareholders per share
Basic	$0.77
Diluted	$0.72

CRITEO S.A.
U.S. GAAP Consolidated Statement of Cash Flows
(U.S. dollars in thousands)
(unaudited)

Year Ended December 31, 2014
Net income	$46,896
Non-cash and non-operating items	71,544
Amortization and provisions	33,365
Shared-based compensation expense	19,600
Net gain or loss on disposal of non-current assets	141
Interests paid	23
Non-cash financial income and expenses	838
Change in deferred taxes	(5,315)
Income tax for the period	22,892
Change in working capital requirement	4,661
(Increase) / decrease in trade receivables	(83,646)
Increase / (decrease) in trade payables	70,557
(Increase) / decrease in other current assets	(7,986)
Increase / (decrease) in other current liabilities	25,736
Income taxes paid	(6,820)
Cash from operating activities	116,281
Acquisition of intangibles assets, property, plant and equipment	(48,643)
Proceeds from disposal of intangible assets, property, plant and equipment	52
Net change in accounts payable related to intangible assets, property, plant and equipment	1,705
Investments, net of cash acquired	(26,103)
Change in other financial non-current assets	(2,292)
Cash used for investing activities	(75,281)
Issuance of long term borrowings	5,628
Repayment of borrowings	(6,502)
Interests paid	(23)
Proceeds from capital increase	31,638
Change in other financial liabilities	272
Cash from financing activities	31,013
Change in net cash and cash equivalents	72,013
Net cash and cash equivalents - beginning of period	323,181
Effect of exchange rate changes on cash and cash equivalents	(43,367)
Net cash and cash equivalents - end of period	$351,827

CRITEO S.A.
U.S. GAAP Quarterly Consolidated Statements of Income
(U.S. dollars in thousands, except per share data)
(unaudited)

	Three Months Ended
	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015	June 30, 2015	September 30, 2015
Revenue	$208,881	$226,633	$258,245	$294,489	$294,172	$299,306	$332,674
Cost of revenue
Traffic acquisition costs	(122,967)	(134,751)	(155,237)	(172,538)	(175,888)	(177,239)	(198,970)
Other cost of revenue	(10,197)	(11,382)	(12,406)	(13,962)	(12,969)	(14,243)	(17,206)
Gross Profit	75,717	80,500	90,602	107,989	105,315	107,824	116,498
Operating expenses:
Research and development expenses	(13,734)	(14,846)	(16,248)	(15,247)	(17,846)	(19,853)	(22,442)
Sales and operations expenses	(37,282)	(43,576)	(46,068)	(50,002)	(53,083)	(59,727)	(56,310)
General and administrative expenses	(16,181)	(15,195)	(16,144)	(17,202)	(17,546)	(20,404)	(19,915)
Total operating expenses	(67,197)	(73,617)	(78,460)	(82,451)	(88,475)	(99,984)	(98,667)

Income from operations	8,520	6,883	12,142	25,538	16,840	7,840	17,831
Financial income (expense)	1,103	1,312	7,502	1,473	3,920	(2,546)	(6,650)
Income before taxes	9,623	8,195	19,644	27,011	20,760	5,294	11,181
Provision for income taxes	(4,390)	(4,865)	(4,205)	(4,118)	(7,143)	(1,365)	(5,388)
Net income	$5,233	$3,330	$15,439	$22,893	$13,617	$3,929	$5,793
Net income available to shareholders of Criteo SA	4,780	3,061	15,318	22,396	12,982	3,540	5,096
Net income available to non-controlling interests	453	269	121	497	635	389	697

Weighted average shares outstanding used in computing per share amounts
Basic	57,069,106	58,474,125	59,600,319	60,519,987	61,174,168	61,719,367	62,082,110
Diluted	63,671,413	62,971,540	63,424,710	63,854,664	64,741,942	65,279,611	65,254,238

Net income allocated to shareholders per share
Basic	$0.08	$0.05	$0.26	$0.37	$0.21	$0.06	$0.08
Diluted	$0.08	$0.05	$0.24	$0.35	$0.20	$0.05	$0.08

CRITEO S.A.
U.S. GAAP Reconciliation of Revenue ex-TAC to Revenue
(U.S. dollars in thousands)
(unaudited)

	Three Months Ended
	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015	June 30, 2015	September 30, 2015
Revenue	$208,881	$226,633	$258,245	$294,489	$294,172	$299,306	$332,674
Traffic acquisition costs	(122,967)	(134,751)	(155,237)	(172,538)	(175,888)	(177,239)	(198,970)
Revenue ex-TAC(1)	$85,914	$91,882	$103,008	$121,951	$118,284	$122,067	$133,704

(1)
We define Revenue ex-TAC (Traffic Acquisition Costs) as our revenue excluding traffic acquisition costs, or TAC, generated over the applicable measurement period. Revenue ex-TAC is not a measure calculated in accordance with U.S. GAAP. We have included Revenue ex-TAC because it is a key measure used by our management and board of directors to evaluate operating performance and generate future operating plans. In particular, we believe that the elimination of TAC from revenue can provide a useful measure for period-to-period comparisons of our core business. Accordingly, we believe that Revenue ex-TAC provides useful information to investors and others in understanding and evaluating our results of operations in the same manner as our management and board of directors. Our use of Revenue ex-TAC has limitations as an analytical tool, and you should not consider it in isolation or as a substitute for analysis of our financial results as reported under U.S. GAAP. Some of these limitations are: (a) other companies, including companies in our industry which have similar business arrangements, may address the impact of TAC differently; and (b) other companies may report Revenue ex-TAC or similarly titled measures but calculate them differently, which reduces their usefulness as a comparative measure. Because of these and other limitations, you should consider Revenue ex-TAC alongside our U.S. GAAP financial results, including revenue.

CRITEO S.A.
Constant Currency Reconciliation
(Dollars in thousands)
(unaudited)

	Three Months Ended
	March 31, 2014	March 31, 2015	Year over - year growth	June 30, 2014	June 30, 2015	Year over - year growth	Sept. 30, 2014	Sept. 30, 2015	Year over - year growth
	(in thousands)			(in thousands)			(in thousands)
Revenue as reported	$208,881	$294,172	41%	$226,633	$299,306	32%	$258,245	$332,674	29%
Conversion impact U.S. dollars/other currencies		36,887			43,049			43,329
Revenue at constant currency (1)	208,881	331,059	59%	226,633	342,355	51%	258,245	376,003	46%

Traffic acquisition costs as reported	$(122,967)	$(175,888)	43%	$(134,751)	$(177,239)	32%	$(155,237)	$(198,970)	28%
Conversion impact U.S. dollars/other currencies		(22,002)			(25,418)			(25,826)
Traffic acquisition costs at constant currency (1)	(122,967)	(197,890)	61%	(134,751)	(202,657)	50%	(155,237)	(224,796)	45%

Revenue ex-TAC (2) as reported	$85,914	$118,284	38%	$91,882	$122,067	33%	$103,008	$133,704	30%
Conversion impact U.S. dollars/other currencies		14,885			17,631			17,503
Revenue ex-TAC (2) at constant currency (1)	85,914	133,169	55%	91,882	139,698	52%	103,008	151,207	47%

(1)
Information in this Form 8-K with respect to results presented on a constant currency basis was calculated by translating current period results at prior period average exchange rates. Management reviews and analyzes business results excluding the effect of foreign currency translation because they believe this better represents our underlying business trends. Above is a table which reconciles the actual results presented in this Form 8-K with the results presented on a constant currency basis.

(2)
We define Revenue ex-TAC (Traffic Acquisition Costs) as our revenue excluding TAC generated over the applicable measurement period. Revenue ex-TAC is not a measure calculated in accordance with U.S. GAAP. We have included Revenue ex-TAC because it is a key measure used by our management and board of directors to evaluate operating performance and generate future operating plans. In particular, we believe that the elimination of TAC from revenue can provide a useful measure for period-to-period comparisons of our core business. Accordingly, we believe that Revenue ex-TAC provides useful information to investors and others in understanding and evaluating our results of operations in the same manner as our management and board of directors. Our use of Revenue ex-TAC has limitations as an analytical tool, and you should not consider it in isolation or as a substitute for analysis of our financial results as reported under U.S. GAAP. Some of these limitations are: (a) other companies, including companies in our industry which have similar business arrangements, may address the impact of TAC differently; and (b) other companies may report Revenue ex-TAC or similarly titled measures but calculate them differently, which reduces their usefulness as a comparative measure. Because of these and other limitations, you should consider Revenue ex-TAC alongside our U.S. GAAP financial results, including revenue.

CRITEO S.A.
U.S. GAAP Reconciliation of Adjusted EBITDA to Net Income
(U.S. dollars in thousands)
(unaudited)

	Three Months Ended
	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015	June 30, 2015	September 30, 2015
Net income	$5,233	$3,330	$15,439	$22,893	$13,617	$3,929	$5,793
Adjustments:
Financial (income) expense	(1,103)	(1,312)	(7,502)	(1,473)	(3,920)	2,546	6,650
Provision for income taxes	4,390	4,865	4,205	4,118	7,143	1,365	5,388
Share-based compensation expense	4,458	3,247	5,754	6,142	6,317	5,325	4,600
Research and development	829	668	1,315	870	1,478	1,162	1,714
Sales and operations	2,561	2,812	3,365	3,553	3,454	2,903	1,715
General and administrative	1,068	(233)	1,074	1,719	1,385	1,260	1,171
Service cost-pension	149	100	125	129	112	110	110
Research and development	68	18	42	38	42	40	41
Sales and operations	36	56	50	45	39	39	37
General and administrative	45	26	33	46	31	31	32
Depreciation and amortization expense	6,173	7,783	8,256	9,001	8,428	10,278	11,892
Cost of revenue	4,532	4,954	5,638	6,331	5,971	6,813	8,503
Research and development	564	1,717	1,406	1,262	1,144	1,977	1,690
Sales and operations	821	834	929	1,080	992	1,112	1,330
General and administrative	256	278	283	328	321	376	369
Acquisition-related deferred price consideration	563	148	128	110	109	115	54
Research and development	563	148	128	110	109	115	54
Sales and operations	—	—	—	—	—	—	—
General and administrative	—	—	—	—	—	—	—
Total net adjustments	14,630	14,831	10,966	18,027	18,189	19,739	28,694
Adjusted EBITDA (1)	$19,863	$18,161	$26,405	$40,920	$31,806	$23,668	$34,487

(1)
We define Adjusted EBITDA as our consolidated earnings before interest, taxes, depreciation and amortization, adjusted to eliminate the impact of share-based compensation expense, service costs (pension) and acquisition-related deferred price consideration. Adjusted EBITDA is not a measure calculated in accordance with U.S. GAAP. We have included Adjusted EBITDA because it is a key measure used by our management and board of directors to evaluate operating performance, generate future operating plans and make strategic decisions regarding the allocation of capital. In particular, we believe that the elimination of share-based compensation expense, service costs (pension) and acquisition-related deferred price consideration in calculating Adjusted EBITDA can provide a useful measure for period-to-period comparisons of our core business. Accordingly, we believe that Adjusted EBITDA provides useful information to investors and others in understanding and evaluating our results of operations in the same manner as our management and board of directors. Our use of Adjusted EBITDA has limitations as an analytical tool, and you should not consider it in isolation or as a substitute for analysis of our financial results as reported under U.S. GAAP. Some of these limitations are: (a) although depreciation and amortization are non-cash charges, the assets being depreciated and amortized may have to be replaced in the future, and Adjusted EBITDA does not reflect cash capital expenditure requirements for such replacements or for new capital expenditure requirements; (b) Adjusted EBITDA does not reflect changes in, or cash requirements for, our working capital needs; (c) Adjusted EBITDA does not reflect the potentially dilutive impact of equity-based compensation; (d) Adjusted EBITDA does not reflect tax payments that may represent a reduction in cash available to us; and (e) other companies, including companies in our industry, may calculate Adjusted EBITDA or similarly titled measures differently, which reduces their usefulness as a comparative measure. Because of these and other limitations, you should consider Adjusted EBITDA alongside our U.S. GAAP financial results, including net income.

CRITEO S.A.
U.S. GAAP Reconciliation of Adjusted Net Income to Net Income
(U.S. dollars in thousands)
(unaudited)

	Three Months Ended
	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015	June 30, 2015	September 30, 2015
Net income	$5,233	$3,330	$15,439	$22,893	$13,617	$3,929	$5,793
Adjustments:
Share-based compensation expense	4,458	3,247	5,754	6,142	6,317	5,325	4,600
Amortization of acquisition-related intangible assets	247	1,296	1,304	1,056	920	1,674	1,200
Acquisition-related deferred price consideration	563	148	128	110	109	115	54
Tax impact of the above adjustments	(52)	(413)	(7)	(31)	(130)	(426)	(274)
Total net adjustments	5,215	4,279	7,179	7,276	7,216	6,688	5,580
Adjusted net income (1)	$10,448	$7,609	$22,618	$30,169	$20,833	$10,617	$11,373

Weighted average shares outstanding used in computing per share amounts
Basic	57,069,106	58,474,125	59,600,319	60,519,987	61,174,168	61,719,367	62,082,110
Diluted	63,671,413	62,971,540	63,424,710	63,854,664	64,741,942	65,279,611	65,254,238

Adjusted net income per share
Basic	0.18	0.13	0.38	0.50	0.34	0.17	0.18
Diluted	0.16	0.12	0.36	0.47	0.32	0.16	0.17

(1)
We define Adjusted Net Income as our net income adjusted to eliminate the impact of share-based compensation expense, amortization of acquisition-related intangible assets, acquisition-related deferred price consideration and the tax impact of the foregoing adjustments. Adjusted Net Income is not a measure calculated in accordance with U.S. GAAP. We have included Adjusted Net Income because it is a key measure used by our management and board of directors to evaluate operating performance, generate future operating plans and make strategic decisions regarding the allocation of capital. In particular, we believe that the elimination of share-based compensation expense, amortization of acquisition-related intangible assets, acquisition-related deferred price consideration and the tax impact of the foregoing adjustments in calculating Adjusted Net Income can provide a useful measure for period-to-period comparisons of our core business. Accordingly, we believe that Adjusted Net Income provides useful information to investors and others in understanding and evaluating our results of operations in the same manner as our management and board of directors. Our use of Adjusted Net Income has limitations as an analytical tool, and you should not consider it in isolation or as a substitute for analysis of our financial results as reported under U.S. GAAP. Some of these limitations are: (a) Adjusted Net Income does not reflect the potentially dilutive impact of equity-based compensation or the impact of certain acquisition related costs; and (b) other companies, including companies in our industry, may calculate Adjusted Net Income or similarly titled measures differently, which reduces their usefulness as a comparative measure. Because of these and other limitations, you should consider Adjusted Net Income alongside our other U.S. GAAP-based financial results, including net income.